SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


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Date of Report (Date of earliest event reported):  October 11, 2001

                              800America.com, Inc.
               (Exact name of issuer as specified in its charter)

Nevada                             000-28547                   87-0567884
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(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE            (IRS EMPLOYER
INCORPORATION)                    NUMBER)                  IDENTIFICATION NO.)


                              1929 S. 21st Avenue
                              Nashville, TN 37212

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             (Address Of Principal Executive Offices and Zip Code)
                                 (800) 999-5048


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              (Registrant's Telephone Number, Including Area Code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On October 11, 2001, 800America.com, Inc. (the "Company") through its wholly-owned subsidiary, 800America.com Acquisition Corp., a Delaware corporation, acquired all of the then outstanding capital stock of iGain, Inc. ("iGain"), a Delaware corporation, in a stock-for-stock, merger (such transaction being referred to as the "Merger") pursuant to a certain Merger Agreement and Plan of Reorganization dated as of October 11, 2001. iGain, headquartered in Fairfield, Connecticut, is a provider of private label customer loyalty programs for business. Each iGain preferred share was converted into
 .44444444 shares of the Company's Common Stock and each iGain common share was converted into .01011941 shares of the Company's Common Stock.

     In connection with the closing of the Merger, the Company issued a total of 1,050,000 shares of its common stock, which had a value of approximately $2,226,000 based on the closing price of the Company's common stock on October 11, 2001. The consideration paid by the Company was determined by the parties through a privately negotiated arms' length transaction. Holders of 1,000,000 shares of common stock received in the transaction have the right to put the shares back to the Company for repurchase.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)     Financial Statements of Businesses Acquired.  (to be filed by amendment)

(b)     Pro Forma Financial Information.  (to be filed by amendment)

(c)     Exhibits.

Exhibit Number      Description
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      2             Form of Merger Agreement and Plan of Reorganization by and
                    among 800America.com, Inc., iGain, Inc. and 800America.com,
                    Inc. Acquisition Corp. dated as of October 11, 2001.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashville, State of Tennessee, on the 25th day of October, 2001.


                                                800America.com, Inc.


                                                By: /s/ David E. Rabi
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                                                        David E. Rabi,
                                                        Chief Executive Officer




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                                 EXHIBIT INDEX

Exhibit Number                          Description
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          2         Form of Merger Agreement and Plan of Reorganization by and
                    among 800America.com, Inc., iGain, Inc. and 800America.com, Inc. Acquisition Corp. dated as of October 11, 2001.